UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

May 30, 2013

MAC-GRAY CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	1-13495	04-3361982
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

404 Wyman Street, Suite 400, Waltham, Massachusetts 02451

 (Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (781) 487-7600

 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

At the 2013 annual meeting of stockholders of Mac-Gray Corporation (the “Company”)  held on May 30, 2013 (the “Annual Meeting”), the stockholders of the Company approved an amendment to the Company’s Amended and Restated Certificate of Incorporation (the “Charter Amendment”).  Following such approval, the Charter Amendment was filed with the Secretary of State of the State of Delaware on June 5, 2013 and became effective immediately.  The Charter Amendment amends the Company’s Amended and Restated Certificate of Incorporation to reduce the stockholder vote required to amend the Company’s Amended and Restated By-laws from three-fourths to a majority of the shares present in person or represented by proxy and entitled to vote on such amendment at a meeting of the Company’s stockholders.  The full text of the Charter Amendment is attached hereto as Exhibit 3.1.

The foregoing description of the Charter Amendment is qualified in its entirety by reference to the copy of the Charter Amendment filed as Exhibit 3.1 to this Form 8-K, which is incorporated by reference herein.  The Company expects that its Board of Directors will approve corresponding changes to the Company’s Amended and Restated By-laws at an upcoming meeting of the Board of Directors.

Item 5.07. Submission of Matters to a Vote of Security Holders

At the Annual Meeting, the Company’s stockholders voted upon the following four matters, which are described in detail in the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on April 29, 2013 (the “Proxy Statement”):

1.  To elect two directors to hold office until the annual meeting of stockholders to be held in 2016 and until their respective successors are duly elected and qualified;

2.  To consider and vote upon the Charter Amendment;

3.  To consider and vote upon, on a non-binding, advisory basis, the overall compensation of the Company’s named executive officers; and

4.  To ratify the appointment of McGladrey LLP as the Company’s independent registered public accounting firm for the year ended December 31, 2013.

The votes cast with respect to the election of directors are as follows:

Director	Votes For	Withheld

David W. Bryan	5,911,092	54,062

Mary Ann Tocio	5,911,092	54,062

Michael M. Rothenberg	7,639,800	422,351

James E. Hyman	8,056,043	6,108

There were no broker non-votes on this matter.  Each of Michael M. Rothenberg and James E. Hyman were elected as Class I directors, each to hold office until the Company’s annual meeting of stockholders to be held in 2016 and until such director’s successor is duly elected and qualified.

The proposal to approve the Charter Amendment was approved and the results of the vote were as follows:

For:	14,004,828	Against:	14,868	Abstain:	7,609

There were no broker non-votes on this matter.

The proposal to approve, on a non-binding, advisory basis, the overall compensation of the Company’s named executed officers as disclosed in the Proxy Statement was approved and the results of the vote were as follows:

For:	10,005,752	Against:	3,973,012	Abstain:	48,541

There were no broker non-votes on this matter.

The proposal to ratify the appointment of McGladrey LLP as the Company’s independent registered public accounting firm for the year ended December 31, 2013 was approved and the results of the vote were as follows:

For:	10,822,920	Against:	42,073	Abstain:	3,162,312

There were no broker non-votes on this matter.

Item 8.01. Other Events

On June 5, 2013, the Company issued a press release announcing the results of the Annual Meeting, including the election of Michael M. Rothenberg and James E. Hyman as Class I directors.  The full text of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d)                                 Exhibits

3.1                               Certificate of Amendment of Amended and Restated Certificate of Incorporation of Mac-Gray Corporation.

99.1                        Press Release dated June 5, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAC-GRAY CORPORATION

Date:	June 5, 2013	By:	/s/ Michael J. Shea
			Name:	Michael J. Shea
			Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

3.1	Certificate of Amendment of Amended and Restated Certificate of Incorporation of Mac-Gray Corporation.

99.1	Press Release dated June 5, 2013.